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                                                                    Exhibit 99.2

                  NON-COMPETITION AND RENEWAL RIGHTS AGREEMENT

      THIS NON-COMPETITION AND RENEWAL RIGHTS AGREEMENT (this "Agreement"), dated as of August 28, 2002 (the "Effective Date"), is by and among THE MIIX GROUP, INC., a Delaware corporation ("MIIX Group"), MIIX INSURANCE COMPANY, a New Jersey corporation ("MIIX Insurance" and together with MIIX Group, "MIIX"), NEW JERSEY STATE MEDICAL UNDERWRITERS, INC., a New Jersey corporation ("Underwriter"), MIIX ADVANTAGE HOLDINGS, INC., a New Jersey corporation ("Holdings") and its wholly-owned subsidiary, MIIX ADVANTAGE INSURANCE COMPANY OF NEW JERSEY, a New Jersey corporation ("MIIX Advantage" and together with Holdings, "Advantage").

                                   BACKGROUND

      A. Holdings and MIIX Advantage were formed to enable MIIX Advantage to issue to (i) certain physicians, osteopaths, surgeons, dentists and podiatrists (collectively, "Physicians") who are licensed to practice medicine, dentistry or podiatry in New Jersey and who conduct at least 51% of such practice in New Jersey and (ii) entities formed for the purpose of such Physicians' practices which are not wholly-owned by one or more Institutional Providers, as defined in
Section 5.1 hereof (those persons described in clauses (i) and (ii) collectively referred to as "New Jersey Physicians") medical professional liability and associated general liability insurance policies (the "Insurance Business").

      B. MIIX Insurance is engaged in the Insurance Business and generally must cease renewing Policies on and after the Effective Date.

      C. Pursuant to a Management Services Agreement entered into contemporaneously herewith by and among MIIX Group, Underwriter, and Advantage ("Management Agreement"), MIIX Group and Underwriter will provide to Advantage certain management services in connection with the Insurance Business.

      D. Pursuant to an Intellectual Property License Agreement entered into contemporaneously herewith by and among Underwriter, MIIX Advantage and Holdings ("License Agreement"), the "MIIX" name and associated marks will be licensed to Advantage for use in connection with the Insurance Business.

      E. Pursuant to a Reimbursement Agreement entered into contemporaneously herewith by and among MIIX Advantage, Holdings and MIIX Group (the "Reimbursement Agreement"), MIIX Group, together with its affiliates, has agreed to pay certain costs and expenses of Advantage in connection with the organization of the Insurance Business, and Advantage has agreed to reimburse MIIX Group for such costs and expenses pursuant to the terms and conditions set forth in such agreement.


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      F. In connection with the Management Agreement and License Agreement
(collectively with this Agreement and the Reimbursement Agreement, the "Definitive Agreements"), MIIX Advantage desires to obtain from MIIX Group and MIIX Insurance the right to issue MIIX Advantage policies ("Advantage Policies") to New Jersey Physicians upon the date of renewal of each of their Policies, and MIIX Group and MIIX Insurance desire to assist MIIX Advantage in issuing Advantage Policies to New Jersey Physicians, in each case subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the background recitals and the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

      1. DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Glossary of Terms, which is attached hereto as Exhibit A and incorporated herein.

      2. RENEWALS.

            2.1. NONRENEWAL OF POLICIES.

                  (a) Except as provided in Section 2.1(b) hereof, MIIX Insurance shall not issue any Policies on or after the Effective Date.

                  (b) During the Transition Period (defined below), MIIX Insurance may issue a Policy to an Insured when MIIX Insurance did not deliver to such Insured a notice of nonrenewal prior to the Effective Date. For the purposes of this Agreement, "Transition Period" shall mean the period beginning on the Effective Date and ending on the earlier of 30 days after the Effective Date or such other date as the Commissioner may permit.

            2.2. RENEWAL RIGHTS.

                  (a) On or before the Effective Date, MIIX shall provide to MIIX Advantage a true and complete list of the Insureds together with: (i) a summary of the coverages provided under the Policies; and (ii) a detailed claims history for each Insured (collectively, "Insured Information"). MIIX represents and warrants that, to its knowledge, the Insured Information is complete, true and correct in all material respects.

                  (b) In connection with the non-renewal of the Policies by MIIX Insurance, to the extent permitted by applicable law and contractual obligations, MIIX shall from time to time send to each Insured prior to the renewal date of such Insured's Policy written notice advising such Insured that
(i) MIIX Insurance cannot renew the Policy, (ii) MIIX Advantage can issue an Advantage Policy to the Insured, subject to MIIX Advantage's underwriting guidelines and standards and the receipt of capital contributions. The parties acknowledge that Holdings has mailed to each New


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Jersey Physician policyholder a copy of an Offering Letter and related materials dated May 24, 2002, as well as a supplemental letter dated August 5, 2002.

                  (c) MIIX Advantage shall, in connection with the first expiration of each Policy on or after the Effective Date, offer to issue or exercise its best efforts to issue a MIIX Advantage Policy to each Insured who subscribes to MIIX Advantage, subject to MIIX Advantage's underwriting guidelines and standards.

      3. CONSIDERATION.

                  (a) Subject to Section 3(b), MIIX Advantage shall pay to MIIX Group, with respect to each Renewal issued to an Insured, an aggregate one-time payment equal to: (i) ten percent (10%) of the Gross Written Premiums generated by Non-Brokered Renewals; and (ii) three percent (3%) of the Gross Written Premiums generated by Brokered Renewals, with such amounts payable as provided in the following sentence. Within forty-five (45) days following the end of each calendar quarter, MIIX Advantage shall pay to MIIX Group (i) amounts due with respect to Renewals that occurred during such calendar quarter, and (ii) any amounts due on account of adjustments related to earlier calendar quarters.

                  (b) A prorated amount shall be due by MIIX Advantage under
Section 3(a) in connection with any MIIX Advantage Policy that lapses or is cancelled or non-renewed within six (6) months from the date issued by MIIX Advantage ("Lapsed Policies"). Notice of Lapsed Policies must be given to MIIX within thirty (30) days after such policies lapse. Amounts due under Section 3 shall also be subject to adjustment for policy refunds, processing errors and mistakes, or any other amounts required to effect the intent and purposes of the parties; provided, however, that notwithstanding the foregoing, the parties agree that with respect to Lapsed Policies, the only adjustment is the refund of the purchase price of such policies.

      4. COVENANTS AND AGREEMENTS. The parties covenant and agree as follows:

            4.1. EXPENSES. The parties to this Agreement shall bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby.

            4.2. EXAMINATION OF THE BOOKS AND RECORDS. Following the Effective Date, MIIX Advantage shall be entitled, through its employees, counsel, accountants, or their representatives, to make such examinations of the Books and Records of MIIX as MIIX Advantage and its representatives may reasonably request for the purpose of effectuating the Renewals. Any such examination shall be conducted at reasonable times during regular business hours and upon reasonable prior notice.

            4.3. FURTHER ASSURANCES. On and from time to time after the Effective Date, without further consideration, each of the parties shall execute such documents and


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other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

      5. NONCOMPETITION. During the term of the Management Agreement and any renewal thereof and for two years after any termination of the Management Agreement, MIIX, Underwriters and Advantage agree, unless otherwise agreed in writing by all such parties, as follows:

            5.1. Neither MIIX nor Underwriter shall directly or indirectly: (i) perform or submit any bid or proposal to perform any Management Services (as defined in the Management Agreement") in connection with the Insurance Business of any other entity; (ii) engage in the Insurance Business; (iii) be or become a stockholder, partner, owner, member or agent of, or give financial or other assistance to, any person or entity considering engaging in any such activities or so engaged; (iv) seek in competition with Advantage to procure insurance policies from or do business with any New Jersey Physician; (v) engage in or participate in any effort or act to induce any of the New Jersey Physicians to take any action which might be disadvantageous to Advantage or its affiliates; provided, however, that nothing herein shall in any manner prohibit, restrict or impair the right of MIIX to: (1) perform Management Services outside of New Jersey; (2) perform Management Services for a "Non-New Jersey Provider Insurer" as hereinafter defined; (3) engage in any premium finance business or activities; (4) perform Management Services within New Jersey in connection with the wind-down of MIIX Insurance; (5) perform Management Services within New Jersey for or in connection with an Institutional Provider, as hereinafter defined, that directly or through an affiliate self-funds or self-insures professional liability and/or associated general liability risks; (6) perform claims and related administrative and data processing services for any company;
(7) issue a Policy during the Transition Period in accordance with Section 2.1(b) hereof or engage in the insurance business in connection with Policies issued to Insureds prior to the Effective Date or during the Transition Period, provided in each instance such Policies are nonrenewed in accordance with the terms of this Agreement; (8) perform Management Services for or issue medical professional liability and associated general liability insurance policies to an Institutional Provider; (9) provide business consulting services and informational seminars to New Jersey Physicians; or (10) own, as passive investors, in the aggregate no more than 5% of the outstanding publicly traded stock of any corporation engaged in the activities set forth in this Section 5.1.

For purposes of this Section 5.1:

"Non-New Jersey Provider Insurer" shall mean any entity engaged in the insurance business (z) that is owned or controlled by an Institutional Provider and/or one or more associations or trade groups in which such Physicians are members, and
(y) in which the number of New Jersey Physicians to whom such entity has issued medical professional liability and/or associated general liability insurance policies is less than ten percent (10%) of the total number of Physicians for whom such entity issues such insurance policies.

"Institutional Provider" shall mean an entity (x) that is not owned nor controlled by one or more New Jersey Physicians, and (w) that provides any type of health care product or


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service, including, without limitation, hospitals, health systems, clinics, medical schools and universities.

            5.2. Advantage shall not directly or indirectly: (i) engage in any business other than the Insurance Business (including, without limitation, with entities that are not owned and controlled by New Jersey Physicians); (ii) be or become a stockholder, partner, owner, member or agent of, or give financial or other assistance to, any person or entity considering engaging in any business other than the Insurance Business or so engaged; seek in competition with MIIX to procure insurance policies from or do business with any physician who is not a New Jersey Physician; or engage in or participate in any effort or act to induce any physician who is not a New Jersey Physician and who is a policyholder of MIIX or any of its affiliates to take any action which might be disadvantageous to MIIX or its affiliates; provided, however, that nothing herein shall prohibit Advantage and its affiliates from owning, as passive investors, in the aggregate no more than 5% of the outstanding publicly traded stock of any corporation so engaged; or (iii) solicit or contact with a view to engagement or employment any person who is an employee of MIIX.

            5.3. MIIX and Advantage agree that damages alone shall not be an adequate remedy for any breach by either party of their respective covenants set forth in this Section 5 and accordingly expressly agree that the a non-breaching party shall be entitled to relief by injunction, specific performance or other equitable relief, without bond, and without prejudice to any other rights and remedies that the parties may have for breach of this Agreement.

      6. MISCELLANEOUS.

            6.1. HEADINGS AND EXHIBITS. Headings used herein are not a part of this Agreement and shall not affect the terms hereof. The attached Exhibits are a part of this Agreement.

            6.2. NOTICES. Any notice required or which may be given hereunder shall be in writing and shall be deemed to have been given (i) when delivered to the addressee in person, (ii) if telexed or faxed, then on the date shown on the confirming receipt, and, if notice is telexed or faxed, a copy shall be mailed by registered or certified mail, return receipt requested and postage prepaid,
(iii) when sent by registered or certified mail, return receipt requested and postage prepaid, on the date shown on the receipt or (iv) when sent by express mail or courier service, postage or charges prepaid, on the date of delivery as shown on the receipt or confirmation therefor, in each case, addressed to the parties as set forth below or at such other address as the party may specify in a notice complying with this Section 6.2; provided that notice sent by any other method shall be effective only when received by the party to which such notice was addressed:

      If to MIIX Group or MIIX Insurance:

              New Jersey State Medical Underwriters, Inc
              Two Princess Road, Lawrenceville, New Jersey 08648
              Attn: Corporate Secretary


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              The MIIX Group, Inc.
              Two Princess Road, Lawrenceville, New Jersey 08648
              Attn: Corporate Secretary

              MIIX Insurance Company
              Two Princess Road, Lawrenceville, New Jersey 08648
              Attn: Corporate Secretary


      If to MIIX Advantage:

              MIIX Advantage Insurance Company of New Jersey
              Two Princess Road, Lawrenceville, New Jersey 08648
              Attn: Corporate Secretary

or at such other address as the party may specify in a notice complying with this section.

            6.3. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives. Neither this Agreement, nor any right hereunder, may be assigned by any party without the prior written consent of the other party.

            6.4. AMENDMENTS. This Agreement may not be changed, altered or modified unless the same shall be in writing executed by the parties hereto.

            6.5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with New Jersey law without regard to its choice or conflict of law principles.

            6.6. ENTIRE AGREEMENT. This Agreement and the other Definitive Agreements constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings, negotiations, and discussions, whether oral or written, of the parties relating to the subject matter hereof and thereof, and there are no general or specific warranties, representations or other agreements by or among the parties in connection with the entering into of this Agreement or the subject matter hereof except as specifically set forth or contemplated herein.

            6.7. NO WAIVER. No consent or waiver, express or implied, by any party to or of any breach or default by any other party in the performance by such other party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of obligations hereunder by such other party. Failure on the part of any party to complain of any act or failure to act of any other party or to declare any other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of any of its rights hereunder.


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            6.8 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the balance of this Agreement shall not be affected and shall remain in full force and effect.

            6.9 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but when taken together shall constitute the same agreement.

            6.10 CONFIDENTIALITY. The parties agree that they shall be subject to and bound by the confidentiality restrictions set forth in Section 9 of the Management Agreement, which are hereby incorporated herein by reference, to the extent such restrictions are applicable to them.

      7. ARBITRATION. Except claims for equitable relief set forth in Section 5.3, as to which all rights and judicial remedies are reserved, all disputes hereunder shall be referred to arbitration before a single disinterested arbitrator, who is a past or present officer of a property or casualty insurance company. The parties shall act in good faith in the selection of the single arbitrator by submitting to the other party a list of acceptable arbitrators until the parties have narrowed the selection to a single arbitrator. If the parties are unable to select an arbitrator within thirty (30) days of the date that a party submits a written demand for arbitration, either party may petition a court or request from the American Arbitration Association ("AAA") to immediately select an arbitrator in accordance with this Agreement. Arbitration proceedings shall be held at the MIIX offices, and shall be conducted in accordance with the Commercial Arbitration Rules of the AAA unless the arbitrator agrees to a different procedure. The decision of the arbitrator will be final and binding on the parties, and judgment thereon may be entered in any court of competent jurisdiction. The parties shall bear their own costs, but the expenses of arbitration, including the arbitrator's fees, will be shared equally by the parties.


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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                  NEW JERSEY STATE MEDICAL
                                  UNDERWRITERS, INC. (for purposes of Section
                                  5.1 only)

                                  By: /s/ Patricia A. Costante
                                     -------------------------------------------
                                     Name: Patricia A. Costante
                                     Title: Chairman and Chief Executive Officer


                                  MIIX INSURANCE COMPANY

                                  By: /s/ Patricia A. Costante
                                     -------------------------------------------
                                     Name: Patricia A. Costante
                                     Title: Chairman and Chief Executive Officer


                                  MIIX ADVANTAGE INSURANCE
                                  COMPANY OF NEW JERSEY

                                  By: /s/ Allen G. Sugerman
                                     -------------------------------------------
                                     Name: Allen G. Sugerman
                                     Title: Interim Chief Financial Officer


                                  THE MIIX GROUP, INC.

                                  By: /s/ Patricia A. Costante
                                     -------------------------------------------
                                     Name: Patricia A. Costante
                                     Title: Chairman and Chief Executive Officer


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                                    EXHIBIT A

                                GLOSSARY OF TERMS

      "Advantage Policies" shall have the meaning specified in Paragraph F of the Background Section of this Agreement.

      "Books and Records" means originals or copies of all records, documents, data and information (in whatever form maintained) of MIIX relating to the Insurance Business, including without limitation, all plan rating manuals, marketing materials and records pertaining to claims, losses and expenses, customers and sales.

      "Brokered Renewals" means MIIX Advantage Policies issued to Insureds by or through insurance agents or brokers that are not related to, controlled by, or affiliated in any way with any of the parties hereto and who are paid a brokerage or agent commission by MIIX Advantage in connection with the issuance of the MIIX Advantage Policies.

      "Definitive Agreements" shall have the meaning specified in Paragraph F of the Background Section of this Agreement.

      "Effective Date" shall have the meaning specified in the opening paragraph of this Agreement.

      "Gross Written Premiums" means the total revenue derived from the sale of Advantage Policies.

      "Insurance Business" shall have the meaning specified in Paragraph A of the Background Section of this Agreement.

      "Insured Information" shall have the meaning specified in Section 2.2(a) of this Agreement.

      "Insureds" mean New Jersey Physicians to whom MIIX Insurance has issued Policies as of the Effective Date.

      "Lapsed Policies" shall have the meaning specified in Section 3(b) of this Agreement.

      "License Agreement" shall have the meaning specified in Paragraph D of the Background Section of this Agreement.

      "Management Agreement" shall have the meaning specified in Paragraph C of the Background Section of this Agreement.

      "New Jersey Physicians" shall have the meaning specified in Paragraph A of the Background Section of this Agreement.


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      "Non-Brokered Renewals" means MIIX Advantage Policies not issued as a result of Brokered Renewals.

      "Person" means an individual, corporation, partnership, firm, joint venture, association, limited liability company, joint stock company, trust, unincorporated association or organization or other entity.

      "Policies" means the medical professional liability and associated general liability insurance policies issued by MIIX Insurance to New Jersey Physicians, which are included in the Insurance Business.

      "Reimbursement Agreement" shall have the meaning specified in Paragraph E of the Background Section of this Agreement.

      "Renewal" means the issuance of a MIIX Advantage Policy to an Insured at the expiration of the Insured's Policy.

      "Transition Period" shall have the meaning specified in Section 2.1(b) of this Agreement.

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